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This is filed pursuant to Rule 497(e).
File Nos. 333-8818 and 811-9176.



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ALLIANCE CAPITAL [LOGO] (R)


                                  ALLIANCE SELECT INVESTOR SERIES
                                       Technology Portfolio
_________________________________________________________________

Supplement dated March 28, 2000 to the Prospectus and Application dated February 29, 2000 of Alliance Select Investor Series,
Technology Portfolio.


This Supplement supersedes certain information under the heading "Purchase and Sale of Shares -- Initial Offering". Inasmuch as the initial offering of shares of the Fund raised substantial assets, the continuous offering of shares originally scheduled to begin on March 28, 2000 will be delayed to facilitate investment of the proceeds from the initial offering; except that employees of Alliance Capital Management L.P., Alliance Fund Distributors, Inc. or Alliance Fund Services, Inc., and past and present directors or trustees of other Alliance Mutual Funds, and members of their immediate family, who were largely unable to purchase shares in the initial offering, will be permitted to purchase shares during a limited offering period from March 31, 2000 through April 14, 2000.

        _________________________________________________

You should retain this Supplement with your Prospectus for future reference.

(R) This is a registered mark used under license from the owner, Alliance Capital Management L.P.




















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